UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 25, 2003
                                                 -------------------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, relating to the GSAMP Trust 2003-HE2, Mortgage Pass-Through Certificates, Series 2003-HE2)
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             (Exact name of registrant as specified in its charter)



        Delaware                      333-100818-13               13-6357101
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(State or other jurisdiction        (Commission                    (IRS Employer
      of incorporation)             File Number)             Identification No.)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2003-HE2, Mortgage Pass-Through Certificates, Series 2003-HE2. On August 25, 2003, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Option One Mortgage Corporation ("OOMC") and Chase Manhattan Mortgage Corporation, each as servicer (a "Servicer"), OOMC and Accredited Home Lenders, Inc., each as a responsible party and Wells Fargo Bank Minnesota, National Association (the "Trustee"), of GSAMP Trust 2003-HE2, Mortgage Pass-Through Certificates, Series 2003-HE2 (the "Certificates"), issued in eleven classes. The Class A-1B, Class A-2, Class A-3A, Class A-3B, Class A-3C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of August 1, 2003 of $629,465,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 20, 2003, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of August 1, 2003 by and among GS Mortgage Securities Corp., as depositor, Option One Mortgage Corporation and Chase Manhattan Mortgage Corporation, each as servicer, Option One Mortgage Corporation and Accredited Home Lenders, Inc., each as a responsible party and Wells Fargo Bank Minnesota, National Association, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 9, 2003                   GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Samuel Ramos
                                             -----------------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

                              INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----
4                               Pooling and Servicing Agreement dated as     6
                                of August 1, 2003 by and among GS
                                Mortgage Securities Corp., as depositor,
                                Option One Mortgage Corporation and Chase
                                Manhattan Mortgage Corporation, each as
                                servicer, Option One Mortgage Corporation and Accredited Home Lenders, Inc., each as a responsible party and Wells Fargo
                                Bank Minnesota, National Association, as trustee.